Exhibit 10.40

FIRST AMENDMENT TO
PURCHASE AND SALE CONTRACT

THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT ("First Amendment") is entered into as of this 21 day of July, 2008, by and between CCIP12 CANYON CREST, L.L.C., a Delaware limited liability company ("Seller"), and BELLAIRE HOLDINGS LLC., a Colorado limited liability company, and FW MADISON MARKETING GROUP, LLC, a Colorado limited liability company (collectively "Purchaser).

WHEREAS, Purchaser and Seller entered into a Purchase and Sale Contract dated as of June 27, 2008 (the "Contract") for the purchase and sale of certain property located in Arapahoe County, Colorado, known as Canyon Crest Apartments and more particularly described in the Contract (the "Property"). Capitalized terms used and not defined in this First Amendment are used with the meanings set forth in the Contract; and

WHEREAS, Purchaser and Seller desire to amend the Contract in accordance with the terms and conditions described herein.

Now THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1.

Purchase Price. The Purchase Price found in Section 2.2 shall be $4,100,000.

2.

 Contingency. Seller and Purchaser agree that the Feasibility Period and Purchaser's right to terminate the Contract pursuant to Section 3.2 have each expired as of the date hereof Purchaser accepts title, survey, the physical condition, all leases, and all inspection items. Purchaser shall deliver the Additional Deposit to Escrow Agent on or before July 22, 2008.

3.

 Closing. Section 5.1 is amended to state that Closing shall occur on August 1, 2008. If the Closing does not occur on August 1, 2008 for any reason other than Purchaser's default under the Contract, Purchaser shall be entitled to an immediate return of its Deposit.

4.

In all other respects, the Contract is hereby reaffirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first written above.

SELLER:

CCIP/2 CANYON CREST, L.L.C.,

a Delaware limited liability company

By:  CONSOLIDATED capitalized

INSTITUTIONAL PROPERTIES/2, LP

SERIES B,

a Delaware limited partnership,

its member

By:

CONCAP EQUITIES, INC.,

a Delaware corporation,

its general partner

By:

/s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

PURCHASER:

BELLAIRE HOLDINGS LLC, a Colorado

limited liability company

By:  /s/Scott Shwayder

Name:  Scott Shwayder

Title:  Manager

FW MADISON MARKETING GROUP, LLC,

a Colorado limited liability company

By:  /s/Scott Shwayder

Name:  Scott Shwayder

Title:  Manager